UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2020

SIEBERT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Wall Street, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information required by this Item 1.01 is included in Item 2.03 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 22, 2020, Siebert Financial Corp. (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with East West Bank (the “Lender”).  Under the Loan Agreement, the Lender agreed to make term loans to the Company (each a “Term Loan” and collectively the “Term Loans”) in an aggregate principal amount not to exceed Ten Million Dollars ($10,000,000) during the two year period after July 22, 2020.  Each Term Loan made under the Loan Agreement shall be evidenced by a Term Loan Note made by the Company in favor of the Lender.  The Company’s obligations under the Loan Agreement are secured by a lien on all of the Company’s cash, dividends, distributions, stock and other monies and property from time to time received or receivable in exchange for the Company’s equity interests in and any other rights to payment from the Company’s subsidiaries; any deposit accounts into which the foregoing is deposited and all substitutions, products, proceeds (cash and non-cash) arising out of any of the foregoing.  Each Term Loan will have a term of four years, beginning when the draw is made.  The repayment schedule will utilize a five-year (60 month) amortization period, with a balloon on the remaining amount due at the end of four years.

As of the date hereof, no Term Loans have been made to the Company under the Loan Agreement.

In addition, the Company’s obligations under the Loan Agreement are guaranteed pursuant to a guarantee agreement by and among, John J. Gebbia, individually and as a co-trustee of the John and Gloria Living Trust, U/D/T December 8, 1994 (the “Trust”) and Gloria Gebbia, individually and as a co-trustee of the Trust.  John J. Gebbia and Gloria Gebbia are husband and wife and they are members of the Company’s board of directors and Gloria Gebbia is a controlling shareholder of the Company.

Term Loans made pursuant to the Loan Agreement shall bear interest, at the Company’s option, (i) at the prime rate, as reported by the Wall Street Journal, or (ii) 3.00% above the LIBOR rate, provided that the minimum interest rate on any Term Loan will not be less than 3.25%.  In addition to the foregoing, on the date that each Term Loan is made, the Company shall pay to the Lender an origination fee equal to 0.25% of the principal amount of such Term Loan.  Pursuant to the Loan Agreement, the Company paid all Lender expenses in connection with the Loan Agreement.

If any amount payable under the Loan Agreement is more than 10 days late, the Company will be charged 6% of the unpaid portion of such amount.

The Loan Agreement also includes, among other terms and conditions, maximum debt service ratio, minimum effective tangible net worth, and minimum net capital ratio covenants, as well as limitations on the Company’s ability to:

•	create, incur, assume or be liable for indebtedness;
•	dispose of assets outside the ordinary course;
•	acquire, merge or consolidate with or into another person or entity;
•	create, incur or allow any lien on any of its property;
•	engage in transactions with affiliates;
•	change its or its subsidiaries fiscal year end or lines of business;
•	change its name, the location of its executive office or state of incorporation;
•	replace its CEO or CFO, subject to certain exceptions;
•	permit any subsidiary to have a change in control;
•	make investments; or pay dividends or make distributions, in each case subject to certain exceptions.

In addition, the Loan Agreement provides for certain events of default such as nonpayment of principal and interest when due thereunder, breaches of representations and warranties, noncompliance with covenants, acts of insolvency and default on indebtedness held by third parties (subject to certain limitations and cure periods).

The foregoing descriptions of the Loan Agreement and Term Loan Note do not purport to be complete and are qualified in their entirety by the full texts of the Loan Agreement and the form of Term Loan Note, which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate,” “believe,” “estimate” and similar words. Forward-looking statements include statements regarding the impact of disruptions to the Company’s operations caused by the COVID-19 pandemic. Such forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impact of the COVID-19 pandemic on the Company and the United States and global financial markets and economies as a whole. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information regarding COVID-19, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Loan and Security Agreement, dated as of July 22, 2020, by and between East West Bank and Siebert Financial Corp.*

99.2	Form of Term Loan Note.

*The schedules this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of the omitted schedules will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2020

	By:	/s/ Andrew H. Reich
Andrew H. Reich
EVP, Chief Operating Officer, Chief Financial Officer and Secretary